SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        June 27, 2003
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

On June 27, 2003, Unocal Corporation announced that it has agreed to acquire the outstanding limited partner interest in Spirit Energy 76 Development, L.P., a consolidated limited partnership that holds interests in certain oil and gas producing properties in the U.S. Gulf of Mexico region. The full text of the press release is filed as an exhibit under Item 7(c) of this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

          99. Press Release dated June 27, 2003, announcing action to reduce debt and other financings.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                   (Registrant)




Date:  June 27, 2003                              By:  /s/ JOE D. CECIL
      ------------------                         -------------------------------
                                                 Joe D. Cecil
                                                 Vice President and Comptroller

                                       -1-